FIRST AMENDMENT TO
                                   LINE LETTER


          This FIRST AMENDMENT TO LINE LETTER, dated as of May _____, 2000, is between RZB FINANCE LLC ("RZB") and PENN OCTANE CORPORATION (the "Borrower").


                               W I T N E S S E T H
                               -------------------


          WHEREAS, RZB and the Borrower are parties to a Line Letter dated as of October 14, 1997 and modified by a letter dated October 21, 1999 (as amended, the "Line Letter"; capitalized terms used herein having the meanings ascribed thereto in the Line Letter unless otherwise defined herein);

          WHEREAS, the Line Letter provides for a $10,000,000 uncommitted credit facility (the "Uncommitted Credit Facility);

          WHEREAS, the Borrower as requested that RZB increase the maximum amount of the Uncommitted Credit Facility, and the Borrower and RZB desire to amend the Line Letter in other respects;

          NOW,  THEREFORE,  the  parties  hereto  hereby  agree  as  follows:

          SECTION  1.     AMENDMENT.
                          ----------

          1. The Line Letter is hereby amended, effective on the Effective Date referred to in Section 2 hereof, as follows:

          (a) Upon execution and delivery of the Participation Agreement between RZB and Bayerische Hypo-und Vereinsbank Aktiengesellschaft, New York Branch ("HVB") (the "Participation Agreement"), the Uncommitted Credit Facility shall increase to Twenty Million Dollars ($20,000,000).

          (b) Notwithstanding the Participation Agreement, the Borrower shall be permitted, except as otherwise expressly provided in this First Amendment to Line Letter, to send all notices, request and documents solely to RZB and not to HVB, and to act on instruction, requests and directions from RZB alone. The Borrower acknowledges that pursuant to the Participation Agreement:
(i) each Loan and L/C shall be made or issued (as the case may be) only if approved by both RZB and HVB in accordance with the Participation Agreement, and
(ii) either RZB or HVB shall have the right to cause RZB to make any demand under Section 4 of the Line Letter. RZB hereby agrees that if the Borrower shall make payment to RZB in accordance with the Line Letter and the Loan Documents of amounts payable to RZB thereunder, including, without limitation, payments to RZB which RZB is obligated to pay to HVB under the Line Letter or the Participation

Agreement, the Borrower shall have not further obligation to HVB even if RZB fails to pay any such amount to HVB, provided that if any such payment to RZB must be disgorged or returned by RZB in connection with any bankruptcy case, similar to proceeding or otherwise, the Borrower's obligation shall be reinstated as if such returned payment had never been paid to RZB.

          (c) (i) The Borrower shall simultaneously deliver to HVB at the following address a copy of each request for a Loan or L/C given to RZB pursuant to Section 3 of the Line Letter and all financial statements, notices and reports delivered to RZB pursuant to or in connection with the Line Letter:

             Bayerische  Hypo-und  Vereinsbank
             Aktiengesellschaft,  New  York  Branch
             150  East  42nd  Street
             New  York,  New  York  10017-4679
             Attn:  Mr.  John  Coussa,  Managing  Director
             Telecopies  No.  (212)  672-5592

together with all such documents and information relating to such request as HVB shall require. The Borrower expressly consents to RZB's delivery to HVB of any documents and information relating to the Borrower now or hereafter in the possession of RZB.

          (ii) Notwithstanding anything to the contrary contained herein, in the Line Letter or in any other Loan Document, including, without limitation, the General Security Agreement dated October 17, 1997 between the Borrower and
RZB:

     (A) Provided that no Event of Default under any Loan Document shall have occurred and be continuing, no event that with the giving of notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing and no demand for payment of any obligations of the Borrower shall have been made by RZB, RZB shall, upon request of the Borrower, execute and deliver an agreement reasonable satisfactory to RZB subordinating RZB's mortgage lien and security interest on the land, buildings and fixtures (but no other assets contained thereon or therein) constituting (x) the Borrower's terminal in Brownsville, Texas and (y) the Borrower's pipeline, to any mortgage line and security interest of a third party unaffiliated with the Borrower (the "New Lender") which secures financing provided by the New Lender to the Borrower after the date hereof. Such agreement shall contain a covenant by the New Lender to transport at no cost to RZB from such terminal and/or through such pipeline all inventory of the Borrower financed by RZB. The foregoing is not a consent by RZB to any additional financing or indebtedness of the Borrower.

     (B) In the event the Borrower intends to obtain additional financing or incur additional indebtedness, the Borrower shall notify RZB and request RZB's consent. RZB agrees to consider such request, but the Borrower expressly acknowledges and agrees that: (x) RZB shall have such sole discretion after consultation with HVB to grant or deny such consent or impose conditions on the grant of such consent, (y) so long as the Participation Agreement is in effect, RZB cannot grant such consent without HVB's approval and (z) neither RZB nor HVB has committed or agreed to grant such consent, and such consent shall be effective only if in writing and executed by RZB.

     (d)  The following is added after Section 5 of the Line Letter:

          "All payments of principal, interest, and other sums in connection with this letter agreement, the Loans and L/C's or in respect of the participation of HVB shall be made by the Borrower to RZB or by RZB to HVB, as applicable, free and clear of, and without deduction or withholding for, any and all present and future taxes, levies, duties or withholdings of any kind or, if any deduction or withholding from any amount payable hereunder or under any other Loan Document or in respect of the participation of HVB or in connection herewith or therewith shall be legally required, such amount shall be increased by the Borrower as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts payable under this paragraph 5) RZB or HVB shall receive an amount equal to the amount to would have received had no such deductions or withholdings been required. The Borrower shall pay to RZB promptly upon HVB's request, and RZB shall promptly pay to HVB, any amount payable to HVB pursuant to the preceding sentence, but RZB shall have no liability to pay any such increased amount to HVB which is not received by RZB from the Borrower."

          (e) Section 9 (c) of the Line Letter is amended by (i) adding in the section line, after "RZB", the words "and HVB", and (ii) adding in the fourth line, after "Note," the words "The Participation Agreement,".

          (f) Section 9 (d) of the Line Letter is hereby amended in its entirety to read as follows:

               "(d) (i) If RZB or HVB shall have determined that the applicability of the any law, rule, regulation or guideline (domestic or foreign) adopted (whether before or after the date hereof) pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulations or guideline (domestic or foreign) regarding capital adequacy, or any changes in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by RZB or HVB or any corporation or other entity which directly or indirectly controls RZB or HVB (each such corporation or other entity is hereinafter referred to as a "Controlling Person") (or any lending office of RZB or HVB or any Controlling Person), with any request or directive regarding capital adequacy (whether or not having the force of law) of any such court, authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on RZB's or HVB's (as the case may be) capital or on the capital of a Controlling Person, if any, as a consequence of its issuance or maintenance of any L/C or its obligations (if any) under this Agreement or the Participation Agreement to a level below that which RZB or HVB or such Controlling Person could have achieved but for such applicability, adoption, change or compliance (taking into consideration RZB's or HVB's (as the case may be) policies and the policies of such Controlling Person with respect to capital adequacy) by an amount deemed by RZB or HVB to be material, then, upon demand by RZB or HVB, the
                                            -----
Borrower shall pay to RZB from time to time as specified by RZB or HVB such additional amount or amounts as will compensate RZB or HVB or such Controlling Person for any such reduction suffered. Any such amount paid to RZB relating to HVB or a Controlling Person of HVB shall be promptly paid by RZB to HVB pursuant to the Participation Agreement between them.

          (ii) If any change in law, rule, regulations or guideline (domestic or foreign) or in the enforcement, interpretation or administration thereof by any court or any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof shall at any time (A) impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System) against letters of credit issued by RZB or participation therein purchased by HVB or (B) subject letters of credit issued by RZB or participation therein purchased by HVB to any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto or (C) impose on RZB or HVB any other or similar condition regarding this Agreement or any L/C or the Participation Agreement, the obligations (if any) of RZB hereunder or the obligations of HVB under the Participation Agreement and the result of any event referred to in clause (A),
(B) or (C) above shall be to increases the cost to RZB or HVB of agreeing to issue, issuing or maintaining or confirming any L/C or making, funding or maintaining (or agreeing to fund or maintain) drawings under any L/C or of participating in any L/C or to reduce any accounts receivable by RZB or HVB hereunder or by HVB under Participation Agreement by an amount which RZB or HVB shall deem to be material (Which increase in cost or reduction shall be the result of the reasonable allocation by RZB or HVB of the aggregate of such cost increases or reductions resulting from such events), then, upon demand by RZB or
                                                     ----
HVB, the Borrower shall pay to RZB from time to time as specified by RZB or HVB (as the case may be), such additional amount or amounts as will compensate RZB or HVB (as the case may be) for such increased cost from the date of such change. Any such amount paid to RZB relating to HVB shall be promptly paid by RZB to HVB pursuant to the Participation Agreement between them. The Borrower's obligation to pay compensation contained in the subsection (ii) shall be applicable as well to any amount RZB may be obligated to pay any financial institution which confirms or advises any L/C and which incurs or is subjected to any increased cost or reduction of amounts receivable as a result of the imposition, modification or applicability of any such reserve, special deposit or similar requirement, the subjecting of L/C's to any such assessment or other costs, or the imposition of any such other or similar condition.


          (iii) The provisions of this subsection (d) shall survive the termination of this Agreement.

          (iv) RZB or HVB shall notify the Borrower within 3 months after it becomes aware of its right to claim any amount under paragraphs (d) (i) or (ii) above, provided that (A) if such lender fails to so notify the Borrower within
        --------
such 3 month period, such lender shall not be entitled to claim any additional amounts pursuant to this subsection for any period ending on a date which is prior to 3 months before such notification plus any additional period of retroactive effect of the law, rule, regulation or guideline referred to in paragraph (d) (i) or (ii) above, and (B) neither RZB nor HVB shall have any right to assert a claim for any amount under paragraphs (d) (i) or (ii) after the date which is 3 months after payment in full of all Loans, obligations in respect of L/C's and other obligations hereunder and the termination of this Agreement."

          (e)     The  following  new Section 9 (j) is added to the Line Letter:

          "(j) No Claim may be made by the Borrower or any other person against RZB or HVB or the officers, directors, employees or agents of RZB or HVB for any special, indirect, punitive or consequential damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, any obligations of the Borrower and/or any of the collateral, or any act, omission or event occurring in connection therewith, and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages."

          (f)     The following is added to the end of Section 9 (f) of the Line
Letter:

          "HVB shall have a right of set-off and banker's lien to the same extent as if its participation under the Participation Agreement were a direct loan to the Borrower."

          SECTION  2.  EFFECTIVENESS  OF  AMENDMENT.
                       -----------------------------

          This First amendment shall become effective on the date (the "Effective Date") on which the following conditions precedent shall be fulfilled to the satisfaction of RZB:

          RZB shall have received this First Amendment duly executed by all parties hereto, a replacement Promissory Note in the maximum amount of $20,000,000, amendments to the Deeds of Trust previously executed by the Borrower reflecting the increase in the Uncommitted Credit Facility, and such corporate authorization documents a RZB may request.


          SECTION  3.  EFFECT  OF AMENDMENT; RATIFICATION: REPRESENTATIONS; ETC.
                       ---------------------------------------------------------


               (a) On and after the date hereof, when counterparts of this First Amendment shall have been executed by all parties hereto, (i) this First

Amendment shall be a part of the Line Letter, (ii) all references to the Line Letter in the Line Letter and the other Loan Documents shall be deemed to refer to the Line Letter as amended by this First Amendment, and (iii) the term "this Agreement" and the words "hereof", "herein", "hereunder" and words of similar import, as used in the Line Letter, shall mean the Line Letter as amended hereby.

               (b) Except as expressly set forth herein, this First Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Line Letter, as amended hereby, and the Line Letter, as amended hereby, and all other Loan Documents are hereby ratified, approved and confirmed in all respects. The Borrower expressly acknowledges and agrees that it has no defense, counterclaim, right of setoff or the claim under or in connection with the Line Letter or the Loan Documents as of the date hereof that would reduce or impair its obligations thereunder.

               (c) In order to induce RZB to enter into this First Amendment, the Borrower represents and warrants to RZB that before and after giving effect to the execution and delivery of this First Amendment:

               (i) the representations and warranties set forth in section 8 of the line letter and in the other Loan Documents are true and correct.

               (ii) no Event of Default under the General Security Agreement executed by the Borrower, event under Section 13 of the Continuing Agreement for Letters of Credit executed by the Borrower or event or condition that, with the Giving of notice or passage of time or both, would constitute such an event of Default or other event has occurred and is continuing.

               (iii) This First Amendment has been duly authorized by all necessary corporate action of the Borrower, has been duly executed and delivered by the Borrower and is the valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          SECTION  4.  NEW  YORK  LAW.
                        --------------

          This First Amendment shall be construed in accordance with the governed by the laws of the State of New York, with out regard to the conflicts of laws principles of said State.

          SECTION  5.  SEVERABILITY.
                       -------------

          If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          SECTION  6.  COUNTERPARTS.
                       -------------

          This First Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same amendment. Signatures of the parties may appear on separate counterparts.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.


                                                  PENN  OCTANE  CORPORATION

                                                  By:
                                                     ---------------------------


                                                  By:
                                                     ---------------------------


                                                  RZB  FINANCE  LLC

                                                  By:
                                                     ---------------------------

                                                  By:
                                                     ---------------------------

          The undersigned has executed the Guaranty and Agreement dated October 14, 1997 (the "Guaranty"). The undersigned hereby consents to the foregoing First Amendment, ratifies the Guaranty executed by him and confirms that all of his obligations under such Guaranty are and shall remain in full force and effect, notwithstanding such First Amendment, and shall apply to all obligations and liabilities under the Line Letter and the Loan Documents, as amended by such First Amendment.



                                                  ------------------------------
                                                  Jerome  Richter